Camelot Premium Return Fund

Class A: CPRFX Class C: CPRCX

SUMMARY PROSPECTUS

FEBRUARY 1, 2016

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at www.camelotfunds.com. You can also get this information at no cost by calling 1-855-226-3863, emailing support@camelotportfolios.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated February 1, 2016, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective: The objective of the Camelot Premium Return Fund (the “Fund” or “Premium Return Fund”) is to achieve a consistent high rate of gains and total return with lower volatility than common stocks.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 18 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 42 and Waiver of Up-Front Sales Charge on Class A Shares on page 43.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.41%	0.41%
Acquired Fund Fees and Expenses[2]	0.54%	0.54%
Total Annual Fund Operating Expenses	2.20%	2.95%
[1] Total Annual Fund Operating Expenses have been restated to reflect current expenses.

2 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial

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statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C
1	$785	$298
3	$1,224	$913
5	$1,688	$1,553
10	$2,965	$3,272

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended September 30, 2015 was 38%.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives primarily through equity-based option writing strategies including puts and covered calls. The premium the Fund receives from writing options generates gains for the Fund. The Fund may also invest in dividend-paying or non-dividend-paying equity securities (including common stocks, preferred stocks, real estate investment trusts (“REITS”) and master limited partnerships (“MLPs”)) of companies with market capitalizations of at least $1 billion either by investing directly or indirectly through other investment companies. Consistent with the Fund’s objective, the Advisor focuses on: (i) generating and distributing a consistent stream of cash flows, (ii) total return and (iii) reduced volatility.

As part of its investment strategy, the Fund writes puts where the Fund sells put options on equity securities. Typically, the Fund will write 3-6 month put options on 25-50 stocks that the Advisor believes present strong total-return potential. The Fund will write put options on stocks that have consistent high quality earnings and cash flow that the Advisor believes are undervalued. If a put option is exercised, requiring the Fund to purchase the stock for its portfolio, the Fund may hold the stock for capital appreciation potential, hold the stock and write covered call options on it, sell the stock and write new put options or sell the stock. If the Advisor believes the stock is significantly undervalued, the Fund may just hold the stock. If the Advisor believes the stock is moderately undervalued, the Fund may hold the stock and write call options on it. If the Advisor believes the stock is at or above fair value, the Fund may sell the stock.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s returns will vary and you could lose money on your investment in the Fund.

  Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks, options or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.
  Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
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•	MLP. Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.
•	MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation
  Smaller Capitalization Stock Risk.  Smaller-sized companies may experience higher failure rates than larger companies.  Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.
  Options Risk.  There are risks associated with the sale and purchase of call and put options.  As the seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.
  Preferred Stock Risk. The prices of preferred stock typically respond to interest rate changes, decreasing in value if interest rates rise and increasing in value if interest rates fall. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move upwards more slowly than common stock prices.
  Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.
  Stock Market Value Risk. Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
  REIT Risk.  The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.  These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.  REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
  Underlying Fund Risk. Other investment companies including mutual funds, business development companies, ETFs and closed-end funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Advisor expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

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Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C shares would be different from Class A shares because Class C shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information will be available at no cost by calling 855-226-3863 and on the Fund’s website at www.CamelotFunds.com.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 11.21% (quarter ended March 31, 2012), and the lowest return for a quarter was (16.73%) (quarter ended September 30, 2011).

Average Annual Total Returns

(for the periods ended, December 31, 2015)

	1 Year	5 Year	Since inception (12/27/2010)
Class A Return Before Taxes	(15.77)%	3.19%	3.15%
Class A Return After Taxes on Distributions	(19.05)%	0.44%	0.40%
Class A Return After Taxes on Distributions and Sale of Fund Shares	(8.63)%	1.44%	1.41%
Class C Return Before Taxes	(12.16)%	3.95%	3.92%
S & P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	12.55%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C shares will vary.

Advisor: Camelot Funds, LLC, is the Fund’s investment advisor (the “Advisor”).

Portfolio Managers: Darren Munn, Chief Investment Officer and Chairman of the Advisor, and Sarah Berndt, Portfolio Manager and Chief Investment Strategist of the Advisor, serve as the Fund's Portfolio Managers. Mr. Munn and Ms.

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Berndt are jointly and primarily responsible for the day-to-day management of the Fund. They have served the Fund in this capacity since the Fund commenced operations in 2010.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500, or $100 for an automatic investment plan account. The minimum subsequent investment for each class of shares in the Fund is $50 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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